UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 11, 2007


                         DEERFIELD TRIARC CAPITAL CORP.
             (Exact name of registrant as specified in its charter)


         MARYLAND                      1-32551                   20-2008622
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


6250 NORTH RIVER ROAD, ROSEMONT, ILLINOIS                                60018
 (Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (773) 380-1600

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














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ITEM 8.01.  OTHER EVENTS.

On May 11, 2007, Deerfield Triarc Capital Corp. (the "company") held an Investor Conference Call to discuss the the results of operations for its first quarter ended March 31, 2007. A copy of the transcript of the Investor Conference Call is attached hereto as Exhibit 99.1 and incorporated herein by reference.

IMPORTANT INFORMATION

As previously disclosed, on April 19, 2007, the company entered into a definitive agreement to acquire Deerfield & Company LLC. In connection with the proposed transaction, the company will file a proxy statement with the Securities and Exchange Commission (SEC). STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the company's stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by the company with the SEC free of charge at the SEC's Web site www.sec.gov or from Deerfield Triarc Capital Corp., Attn: Investor Relations, One O'Hare Center, 9th Floor, 6250 North River Road, Rosemont, Illinois 60018.USA, 773-380-1600

The company's directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the company in favor of the proposed transaction. Information about the company and its directors and executive officers, and their ownership of the company's securities, will be set forth in the aforementioned proxy statement. Additional information regarding the interests of those persons may be obtained by reading the proxy statement related to the proposed transaction when it becomes available.

The statements in this report, including in the exhibit to this report, that are not historical facts, including information concerning possible or assumed future results of operations of the company and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, including statements related to revenue growth, earnings per share growth or statements expressing general optimism about future operating results are forward-looking statements under the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this report and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

For those statements, we claim the protection of the safe harbor for forward-looking statements in the Reform Act. Many important factors could affect our future results and could cause them to differ materially from those expressed in the forward-looking statements contained herein. Such factors


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include higher than expected prepayment rates on the mortgages underlying our mortgage securities holdings; our inability to obtain favorable interest rates or margin terms on the financing that we need to leverage our mortgage securities and other positions; increased rates of default on our loan portfolio (which risk rises as the portfolio seasons), and decreased recovery rates on defaulted loans; flattening or inversion of the yield curve (short term interest rates increasing at greater rate than longer term rates), reducing our net interest income on our financed mortgage securities positions; our inability adequately to hedge our holdings sensitive to changes in interest rates; narrowing of credit spreads, thus decreasing our net interest income on future credit investments (such as bank loans); changes in REIT qualification requirements, making it difficult for us to conduct our investment strategy; lack of availability of qualifying real estate-related investments; disruption in the services we receive from our manager, such as loss of key portfolio management personnel; our inability to continue to issue collateralized debt obligation vehicles (which can provide us with attractive financing for debt securities investments); adverse changes in accounting principles, tax law, or legal/regulatory requirements; competition with other REITs for the investments with limited supply; changes in the general economy or debt markets in which we invest; and other risks and uncertainties disclosed from time to time in our filings with the SEC, all of which are difficult or impossible to predict accurately and many of which are beyond our control.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referenced above. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of filing of this report as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties. You should carefully consider the factors referenced in our most recent Annual Report on Form 10-K and other SEC filings, as such factors that, among others, could cause actual results to vary from our forward-looking statements.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits


Exhibit 99.1 Transcript of Investor Conference Call held on May 11, 2007 by Deerfield Triarc Capital Corp.








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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 11, 2007
                               DEERFIELD TRIARC CAPITAL CORP.


                               By:  /s/  Richard G. Smith
                                  ---------------------------------------
                                  Name:   Richard G. Smith
                                  Title:  Senior Vice President, Chief Financial
                                          Officer















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                                  EXHIBIT INDEX



 Exhibit No.                            Description
 -----------                            -----------

    99.1 Transcript of Investor Conference Call held on May 11, 2007 by Deerfield Triarc Capital Corp.























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